Loans receivable (Details) - Schedule of loans receivable - USD ($)		Mar. 31, 2023	Mar. 31, 2022
Schedule Of Loans Receivable Abstract
Loans receivable	[1]	$ 5,000,000
Receivable due customers holding US stocks	[2]	3,855,220
Total		$ 8,855,220

[1]	In October 2022, the Company and a third party entity entered into a loan agreement, pursuant to which the Company made a loan of $5,000,000 to the borrower at the interest rate of 0.67% per month. The borrower repaid the outstanding principal and interest in June 2023.
[2]	The balance due from customers holding US stocks represented the purchase price of stock exceeding the deposits paid by customers which traded these US stocks through the Company’s platform. The US stocks were under custodian of the Company, and the customers shall fully paid the balance to the Company before they sold these stocks.